UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2026

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

85 New Hampshire Avenue, Suite 150, Portsmouth, New Hampshire
(Address of Principal Executive Offices)
03801
(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Iron Mountain Incorporated (the "Company") was held on May 7, 2026 (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders elected eleven directors, each for a one-year term of office to serve until the Company’s 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	228,147,317	3,714,104	258,469	29,485,212
Pamela M. Arway	224,276,516	7,584,348	259,026	29,485,212
Kent P. Dauten	222,084,314	9,771,888	263,688	29,485,212
June Yee Felix	231,457,579	403,644	258,667	29,485,212
Monte Ford	229,673,232	2,176,206	270,452	29,485,212
Christie Kelly	230,740,183	1,119,691	260,016	29,485,212
Robin L. Matlock	228,348,027	3,510,121	261,742	29,485,212
William L. Meaney	230,355,967	1,518,355	245,568	29,485,212
Walter C. Rakowich	221,243,149	10,628,182	248,559	29,485,212
Theodore R. Samuels	223,196,685	8,663,281	259,924	29,485,212
Doyle R. Simons	230,922,536	935,130	262,224	29,485,212

At the Annual Meeting, the Company’s stockholders approved a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
223,486,130	7,742,108	891,652	29,485,212

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This proposal received the following votes:

For	Against	Abstain
249,250,207	11,947,700	407,195

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 7, 2026, upon recommendation from the Company’s Nominating and Governance Committee, the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective at the conclusion of the Annual Meeting on May 7, 2026, and subject to their re-election at the Annual Meeting:

Audit Committee
Walter C. Rakowich, Chair
Jennifer Allerton
Kent P. Dauten
June Yee Felix
Christie Kelly
Compensation Committee
Robin L. Matlock, Chair
Pamela M. Arway
Monte Ford
Doyle R. Simons
Nominating and Governance Committee
Theodore R. Samuels, Chair
Pamela M. Arway
Kent P. Dauten
Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which are required by the rules of the New York Stock Exchange. On May 7, 2026, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective at the conclusion of the Annual Meeting on May 7, 2026, and subject to their re-election at the Annual Meeting:

Finance Committee
Doyle R. Simons, Chair
Kent P. Dauten
Christie Kelly
Walter C. Rakowich
Theodore R. Samuels

Risk and Safety Committee
Monte Ford, Chair
Jennifer Allerton
June Yee Felix
Robin L. Matlock

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Michelle Altamura
Name:	Michelle Altamura
Title:	Executive Vice President, General Counsel and Secretary

Date: May 12, 2026